UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  November 10, 2010 (November 5, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On November 5, 2010, the registrant (“INX” or “Company”) issued a press release announcing a conference call to provide investors with information regarding general market conditions and an update on the Company's strategic direction. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01. The investor conference call is scheduled to begin today, November 10, 2010, at 4:30 p.m. Eastern Standard Time.  The call is expected to last approximately 45 minutes. Mark Hilz, the Company's President and Chief Executive Officer, will host the call.

On the call Mr. Hilz will update investors on key practice areas, key vendor relationships as well as industry trends and general market conditions in the industry. The presentation will also summarize previously announced recent Company business performance and an update on the restatement process.

The Company business performance information provided on the call will be limited to information which the Company does not expect to be impacted by any adjustments related to correcting its accounting for revenue recognition. As in its recent press release, information provided will be limited to information such as “bookings”, which represents credit approved customer orders for products, and “billings”, which represent invoicing of customers at contract amount for products and services, neither of which is the same as “revenue” determined in accordance with Generally Accepted Accounting Principles. The Company believes that together “bookings” and "billings" provide an indication of near-term customer demand as well as an indication of product availability from our suppliers.

To access the conference call within the U.S., dial 877-809-2547. For international/toll access, dial 706-634-9510. The conference ID is 23025048. The conference call will begin promptly at the scheduled time.  Investors wishing to participate should call the telephone number at least five minutes prior to that time.  A slide presentation, furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 7.01, related to the information that will be presented on the call will be available for viewing during the conference call. To access the presentation via the web, participants should access www.INXI.com/Webcasts/3Q10call at least ten (10) minutes prior to the call and log in to ensure web browser compatibility. Following the call, the above link will provide investors with the ability to access a PDF file version of the presentation.

The information in this Current Report on Form 8-K and accompanying exhibits are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 5, 2010.

99.2	PowerPoint Presentation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2010	INX Inc.

	By:	/s/ Mark T. Hilz
Mark T. Hilz
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 5, 2010.

99.2	PowerPoint Presentation